UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 9, 2015 (December 4, 2015)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.

(Exact Name of Company as Specified in its Charter)

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

212 West 35th Street, Second Floor, New York, NY 10001

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services Corp.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and Exchange Commission.  Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01	Entry Into a Material Definitive Agreement.

On December 4, 2015, CDS Business Services, Inc. (“CDS”), one of the Company’s portfolio companies, entered into an Amended and Restated Loan and Security Agreement with Sterling National Bank (“Sterling”) as a Lender and the Agent thereunder and BankUnited, N.A. (“BankUnited”) as a Lender thereunder, as of December 1, 2015 (the “Amended 504 Loan Agreement”). The Amended 504 Loan Agreement amended the Loan and Security Agreement with Sterling, dated August 27, 2015, pursuant to which Sterling agreed to provide CDS a line of credit to fund U.S. Small Business Administration 504 loans extended by CDS (the “504 Facility”). The Amended 504 Loan Agreement, among other things, increased the maximum amount available under the 504 Facility from $15,000,000 to $35,000,000, with Sterling participating in the facility up to a maximum amount of $15,000,000 and BankUnited participating up to a maximum amount of $20,000,000. The Amended 504 Facility Loan Agreement also amended several of CDS’s covenants under the agreement to remove certain restrictions on CDS’s ability to borrow from its affiliates, to repay loans made to it by affiliates and to declare and pay dividends to its shareholders (the “Covenant Amendments”). In addition, the Company has guaranteed CDS’s obligations under the Amended 504 Loan Agreement, pursuant to a Guaranty dated as of December 1, 2015 (the “504 Guaranty”).

On December 9, 2015, Amendment No. 2, dated as of August 27, 2015 (the “Amendment”) to the Loan and Security Agreement, dated February 28, 2011 (as amended through August 27, 2015, including the Amendment, the “Warehouse Line Agreement”), by and between Sterling and CDS, was also revised, effective as of August 27, 2015, to conform certain of CDS’s covenants under the Warehouse Line Agreement to the Covenant Amendments made in the Amended 504 Loan Agreement.

The above description is a summary and is qualified in its entirety by the terms of the Amendment, the Amended 504 Loan Agreement and the 504 Guaranty, which are filed as Exhibits 10.1, 10.2 and 10.3 respectively to this Current Report on Form 8-K and are incorporated by reference herein.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

10.1	Amendment No. 2 to the Loan and Security Agreement, dated as of August 27, 2015, by and between Sterling National Bank and CDS Business Services, Inc.
10.2	Amended and Restated Loan and Security Agreement, dated as of December 1, 2015, by and among CDS Business Services, Inc., Sterling National Bank and BankUnited, N.A.
10.3	Guaranty, dated as of December 1, 2015, delivered by Newtek Business Services Corp.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: December 9, 2015	/s/	Barry Sloane
Barry Sloane
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 2 to the Loan and Security Agreement, dated as of August 27, 2015, by and between Sterling National Bank and CDS Business Services, Inc.
10.2	Amended and Restated Loan and Security Agreement, dated as of December 1, 2015, by and among CDS Business Services, Inc., Sterling National Bank and BankUnited, N.A.
10.3	Guaranty, dated as of December 1, 2015, delivered by Newtek Business Services Corp.